ESAB Corporation Announces Third Quarter 2024 Results

•Positive core organic growth
•New equipment gaining traction
•EBX driving record margin
•Raised mid-point of 2024 outlook

North Bethesda, MD, October 29, 2024 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced financial results for the third quarter of 2024.

ESAB reported third quarter sales of $673 million, a decrease of 1% on a reported basis or an increase of 1% on a core organic growth basis before acquisitions and currency translation, as compared to the prior year. ESAB also reported third quarter net income from continuing operations attributable to ESAB of $69 million or $1.13 diluted earnings per share and core adjusted net income of $77 million or $1.25 diluted earnings per share. Core adjusted EBITDA of $125 million rose 6% and margin expanded 130 basis points to 19.6%, both as compared to the prior year quarter.

“ESAB delivered another strong quarter, marked by positive volume growth, record margin, and robust cash flow, amid a challenging end market environment,” said Shyam P. Kambeyanda, President and CEO of ESAB. “Our growth is driven by our unmatched geographic footprint, the launch of new award-winning products, and strategic investments in commercial transformation and bolt-on acquisitions. ESAB continues to enhance margin and cash flow through the use of EBX, further boosting our confidence in achieving our long-term targets by 2028."

Updated Full Year 2024 Outlook

ESAB now expects full year 2024 total core sales growth of (1.5)% to (0.5)%, core organic sales growth of 0.0% to 1.0%, M&A of 1.0% and FX of ~(2.5)% from prior guidance of total core sales growth of (2.5)% to (0.5)%, core organic sales growth of (1.0)% to 1.0%, M&A of 1.0% and FX of ~(2.5)%. ESAB updated its estimated core adjusted EBITDA for the full year 2024 to $500 to $515 million, and core adjusted EPS to $4.80 to $4.95 from prior guidance of core adjusted EBITDA of $495 to $515 million and core adjusted EPS of $4.75 to $4.95.

About ESAB Corporation

Founded in 1904, ESAB Corporation is a focused premier industrial compounder. The Company’s rich history of innovative products, workflow solutions and its business system ESAB Business Excellence (“EBX”), enables the Company’s purpose of Shaping the world we imagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,000 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Conference Call and Webcast

The Company will hold a conference call to discuss its third quarter 2024 results beginning at 8:00 a.m. Eastern on Tuesday, October 29, 2024, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 27, 2024, filed October 29, 2024, is also available on ESAB’s website under the “Investors” section.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures exclude Russia for the nine months ended September 27, 2024 and September 29, 2023. These non-GAAP financial measures may include one or more of the following:

adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, pension settlement loss, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA, organic sales growth, Core organic sales growth, adjusted free cash flow and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition-amortization and other related charges and pension settlement loss. Adjusted net income, includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the nine months ended September 27, 2024 and September 29, 2023.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense, Interest expense (income) and other, net, Restructuring and other related charges, acquisition-amortization and other related charges, pension settlement loss and depreciation and other amortization. ESAB presents adjusted EBITDA margin, which are subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, separation costs, acquisition-amortization and other related charges, pension settlement loss and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margin, respectively, further removing the impact of Russia for the nine months ended September 27, 2024 and September 29, 2023.

ESAB presents organic sales growth, which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales growth, which further excludes the impact of the Russia business for the nine months ended September 27, 2024 and September 29, 2023 from core organic sales growth.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net of proceeds from sale of certain properties. Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the wars in Ukraine and Middle East and the resulting escalating geopolitical tensions; impact of supply chain disruptions; the impact of creditworthiness and financial viability of customers; impact of inflationary pressures, foreign exchange fluctuations and commodity prices; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 29, 2024, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023

Net sales	$673,250	$680,996	$2,070,047	$2,085,418
Cost of sales	419,460	431,282	1,290,915	1,324,392
Gross profit	253,790	249,714	779,132	761,026
Selling, general and administrative expense	145,900	145,439	434,537	442,836
Restructuring and other related charges	1,875	3,129	8,572	17,742
Operating income	106,015	101,146	336,023	300,448
Pension settlement loss	—	—	12,155	—
Interest expense and other, net	16,894	20,502	49,925	58,831
Income from continuing operations before income taxes	89,121	80,644	273,943	241,617
Income tax expense	18,074	19,808	54,463	77,806
Net income from continuing operations	71,047	60,836	219,480	163,811
Loss from discontinued operations, net of taxes	(1,214)	(1,723)	(3,684)	(4,259)
Net income	69,833	59,113	215,796	159,552
Income attributable to noncontrolling interest, net of taxes	(1,593)	(1,543)	(4,698)	(4,506)
Net income attributable to ESAB Corporation	$68,240	$57,570	$211,098	$155,046
Earnings (loss) per share – basic
Income from continuing operations	$1.14	$0.98	$3.54	$2.63
Loss on discontinued operations	$(0.02)	$(0.03)	$(0.06)	$(0.07)
Net income per share – basic	$1.12	$0.95	$3.48	$2.56
Earnings (loss) per share – diluted
Income from continuing operations	$1.13	$0.97	$3.50	$2.61
Loss on discontinued operations	$(0.02)	$(0.03)	$(0.06)	$(0.07)
Net income per share – diluted	$1.11	$0.94	$3.44	$2.54

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended(1)		Nine Months Ended(1)
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023

Adjusted Net Income
Net income from continuing operations (GAAP)	$71.0	$60.8	$219.5	$163.8
Less: Income attributable to noncontrolling interest, net of taxes	1.6	1.5	4.7	4.5
Net income from continuing operations attributable to ESAB Corporation (GAAP)	$69.4	$59.3	214.8	159.3
Restructuring and other related charges – pretax(2)	1.9	3.1	8.6	17.7
Acquisition-amortization and other related charges – pretax(3)	10.0	9.3	25.5	27.8
Pension settlement loss – pretax	—	—	12.2	—
Tax effect on above items(4)	(2.8)	(3.2)	(11.3)	(11.0)
Discrete tax adjustments(5)	0.1	0.5	(6.5)	20.1
Adjusted net income from continuing operations (non-GAAP)	$78.6	$69.0	$243.3	$213.9
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(6)	1.9	3.2	11.3	10.8
Core adjusted net income from continuing operations (non-GAAP)	$76.7	$65.8	$232.0	$203.1
Adjusted net income margin from continuing operations	11.7%	10.2%	11.8%	10.3%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$1.13	$0.97	$3.50	$2.61
Restructuring and other related charges – pretax(2)	0.03	0.05	0.14	0.29
Acquisition-amortization and other related charges – pretax(3)	0.16	0.15	0.42	0.46
Pension settlement loss – pretax	—	—	0.20	—
Tax effect on above items(4)	(0.05)	(0.05)	(0.19)	(0.18)
Discrete tax adjustments(5)	—	0.01	(0.11)	0.33
Adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.28	$1.13	$3.96	$3.51
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(6)	0.03	0.05	0.19	0.17
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.25	$1.08	$3.78	$3.34
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5) For 2024, discrete adjustments relate to a favorable final ruling in the 2023 tax case in a foreign jurisdiction mentioned below. For 2023, discrete tax adjustments include the impact of net discrete tax expenses related to dividend withholding tax and the impact of an uncertain tax position due to an adverse court ruling in a foreign jurisdiction.
(6) Represents Russia contribution for the three and nine months ended September 27, 2024 and September 29, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended September 27, 2024(1)			Nine Months Ended September 27, 2024(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total

Net income from continuing operations (GAAP)			$71.0			$219.5
Income tax expense			18.1			54.5
Interest expense and other, net			16.9			49.9
Pension settlement loss			—			12.2
Operating income (GAAP)	$49.9	$56.1	$106.0	151.8	184.3	336.0
Adjusted to add
Restructuring and other related charges(2)	0.9	1.0	1.9	2.0	6.6	8.6
Acquisition-amortization and other related charges(3)	4.8	5.2	10.0	13.5	12.1	25.6
Depreciation and other amortization	3.8	5.7	9.5	10.9	16.5	27.4
Adjusted EBITDA (non-GAAP)	$59.4	$68.1	$127.4	$178.2	$219.4	$397.5
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.6	2.6	—	15.5	15.5
Core adjusted EBITDA (non-GAAP)	$59.4	$65.5	$124.8	$178.2	$203.9	$382.1
Adjusted EBITDA margin (non-GAAP)	20.6%	17.7%	18.9%	19.9%	18.7%	19.2%
Core adjusted EBITDA margin (non-GAAP)(5)	20.6%	18.9%	19.6%	19.9%	19.2%	19.5%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $37.7 million and $112.0 million relating to Russia for the three and nine months ended September 27, 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended September 29, 2023(1)			Nine Months Ended September 29, 2023(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total

Net income from continuing operations (GAAP)			$60.8			$163.8
Income tax expense			19.8			77.8
Interest expense and other, net			20.5			58.8
Operating income (GAAP)	$46.5	$54.7	$101.1	$132.4	$168.0	$300.4
Adjusted to add
Restructuring and other related charges(2)	1.6	1.6	3.1	5.4	12.3	17.7
Acquisition-amortization and other related charges(3)	5.2	4.0	9.3	16.0	11.9	27.8
Depreciation and other amortization	3.9	5.0	9.0	11.1	15.5	26.6
Adjusted EBITDA (non-GAAP)	$57.2	$65.3	$122.5	$164.9	$207.7	$372.6
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	4.7	4.7	—	15.7	15.7
Core adjusted EBITDA (non-GAAP)	$57.2	$60.6	$117.8	$164.9	$192.0	$356.9
Adjusted EBITDA margin (non-GAAP)	18.7%	17.4%	18.0%	18.2%	17.6%	17.9%
Core adjusted EBITDA margin (non-GAAP)(5)	18.7%	17.9%	18.3%	18.2%	18.1%	18.1%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $36.9 million and $114.4 million relating to Russia for the three and nine months ended September 29, 2023, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended September 29, 2023	$305.8		$375.2		$681.0
Components of Change:
Existing businesses (organic sales growth)(2)	6.2	2.0%	0.4	0.1%	6.6	1.0%
Acquisitions(3)	2.8	0.9%	3.8	1.0%	6.6	1.0%
Foreign Currency translation(4)	(26.0)	(8.5)%	5.1	1.4%	(20.9)	(3.1)%
Total sales growth	(17.0)	(5.6)%	9.3	2.5%	(7.7)	(1.1)%
For the three months ended September 27, 2024	$288.8		$384.4		$673.3
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended September 29, 2023	$305.8		$338.3		$644.1
Components of Change:
Existing businesses (core organic sales growth)(2)	6.2	2.0%	1.8	0.5%	8.0	1.2%
Acquisitions(3)	2.8	0.9%	3.8	1.1%	6.6	1.0%
Foreign Currency translation(4)	(26.0)	(8.5)%	2.9	0.9%	(23.1)	(3.6)%
Total core sales growth	(17.0)	(5.6)%	8.5	2.5%	(8.5)	(1.3)%
For the three months ended September 27, 2024	$288.8		$346.8		$635.6
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the three months ended September 27, 2024 and September 29, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the nine months ended September 29, 2023	$907.7		$1,177.8		$2,085.4
Components of Change:
Existing businesses (organic sales growth)(2)	27.6	3.0%	4.0	0.3%	31.6	1.5%
Acquisitions(3)	6.4	0.7%	3.9	0.3%	10.3	0.5%
Foreign Currency translation(4)	(47.0)	(5.2)%	(10.3)	(0.9)%	(57.3)	(2.7)%
Total sales growth	(13.0)	(1.4)%	(2.4)	(0.2)%	(15.4)	(0.7)%
For the nine months ended September 27, 2024	$894.6		$1,175.4		$2,070.0
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the nine months ended September 29, 2023	$907.7		$1,063.3		$1,971.0
Components of Change:
Existing businesses (core organic sales growth)(2)	27.6	3.0%	(2.7)	(0.3)%	24.9	1.3%
Acquisitions(3)	6.4	0.7%	3.9	0.4%	10.3	0.5%
Foreign Currency translation(4)	(47.0)	(5.2)%	(1.3)	(0.1)%	(48.3)	(2.5)%
Total core sales growth	(13.0)	(1.4)%	(0.1)	—%	(13.1)	(0.7)%
For the nine months ended September 27, 2024	$894.6		$1,063.4		$1,958.0
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the nine months ended September 27, 2024 and September 29, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023

Net cash provided by operating activities (GAAP)	$101.0	$107.4	$228.5	$208.1
Purchases of property, plant and equipment (GAAP)	(10.7)	(11.9)	(27.1)	(28.9)
Proceeds from the sale of certain properties(1)	1.9	1.9	1.9	2.8
Payments related to the Separation(2)	—	—	—	4.4
Payments related to discontinued operations	3.6	2.5	12.1	12.2
Adjusted free cash flow (non-GAAP)	$95.8	$99.9	$215.4	$198.6
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash provided by operating activities.
(2) Separation payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Company’s separation from Enovis Corporation.

ESAB CORPORATION
2024 Outlook
Dollars in millions, except per share amounts
(Unaudited)

ESAB 2024 Outlook
	Previous Guidance	New Guidance
2023 Core net sales	$2.62B	$2.62B
Organic growth	(1.0)%-1.0%	0.0%-1.0%
Acquisitions	1.0%	1.0%
Currency	(2.5)%	~(2.5)%
2024 Core net sales growth range	(2.5)%-(0.5)%	(1.5)%-(0.5)%

2023 Core adjusted EBITDA	$482.7	$482.7
2024 Core adjusted EBITDA range	$495-$515	$500-$515

2023 Core adjusted EPS	$4.46	$4.46
2024 Core adjusted EPS range	$4.75-$4.95	$4.80-$4.95

ESAB CORPORATION
CONSOLIDATED AND CONDENSED BALANCE SHEETS
Dollars in thousands, except share and per share amounts
(Unaudited)

	September 27, 2024	December 31, 2023

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$253,670	$102,003
Trade receivables, less allowance for credit losses of $24,637 and $25,477	420,938	385,198
Inventories, net	422,654	392,858
Prepaid expenses	58,732	61,771
Other current assets	65,517	55,890
Total current assets	1,221,511	997,720
Property, plant and equipment, net	296,437	294,305
Goodwill	1,667,878	1,588,331
Intangible assets, net	499,789	499,535
Lease assets - right of use	94,413	95,607
Other assets	304,506	353,131
Total assets	$4,084,534	$3,828,629

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$320,252	$306,593
Accrued liabilities	316,819	313,489
Total current liabilities	637,071	620,082
Long-term debt	1,080,182	1,018,057
Other liabilities	489,556	542,833
Total liabilities	2,206,809	2,180,972
Equity:
Common stock - $0.001 par value - Authorized 600,000,000, 60,444,246 and 60,295,634 shares outstanding as of September 27, 2024 and December 31, 2023, respectively	60	60
Additional paid-in capital	1,893,665	1,881,054
Retained earnings	548,300	350,557
Accumulated other comprehensive loss	(604,900)	(624,272)
Total ESAB Corporation equity	1,837,125	1,607,399
Noncontrolling interest	40,600	40,258
Total equity	1,877,725	1,647,657
Total liabilities and equity	$4,084,534	$3,828,629

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Nine Months Ended
	September 27, 2024	September 29, 2023

Cash flows from operating activities:
Net income	$215,796	$159,552
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other impairment charges	50,028	57,090
Stock-based compensation expense	14,473	11,150
Deferred income tax	2,394	756
Non-cash interest expense	2,259	896
Pension settlement loss	12,155	—
Changes in operating assets and liabilities:
Trade receivables, net	(39,075)	(15,170)
Inventories, net	(31,651)	(16,212)
Accounts payable	16,895	(17,746)
Other operating assets and liabilities	(14,751)	27,783
Net cash provided by operating activities	228,523	208,099
Cash flows from investing activities:
Purchases of property, plant and equipment	(27,071)	(28,865)
Proceeds from sale of property, plant and equipment	3,452	5,171
Acquisitions, net of cash received	(86,537)	(18,665)
Other investing	(4,058)	—
Net cash used in investing activities	(114,214)	(42,359)
Cash flows from financing activities:
Proceeds from borrowings on Senior Notes	700,000	—
Proceeds from borrowings on revolving credit facilities and other	205,000	454,671
Repayments of borrowings on Term Loans	(597,500)	(6,250)
Repayments of borrowings on revolving credit facilities and other	(236,623)	(578,623)
Payment of debt issuance costs and other	(15,522)	—
Payment of dividends	(12,135)	(9,702)
Distributions to noncontrolling interest holders	(2,644)	(2,279)
Net cash provided by (used in) financing activities	40,576	(142,183)
Effect of foreign exchange rates on Cash and cash equivalents	(3,218)	(12,748)
Increase in Cash and cash equivalents	151,667	10,809
Cash and cash equivalents, beginning of period	102,003	72,024
Cash and cash equivalents, end of period	$253,670	$82,833